EXHIBIT 10.5


                               FIRST AMENDMENT TO
                       BROOKDALE LIVING COMMUNITIES, INC.
                            1999 STOCK INCENTIVE PLAN

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3.1  Stock Subject to Plan

     The stock subject to an Option shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options granted under Section 4 of the Plan shall not exceed 400,000 unless and until a larger number shall have been approved by the Company's stockholders pursuant to Section 7.6.

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